Dividend	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Dividend
31.	Dividend

The dividends paid by the Group in 2018, 2017 and 2016 were ￦245,097 million (￦1,000 per share), ￦195,977 million (￦800 per share) and ￦122,425 million (￦500 per share), respectively. A dividend in respect of the year ended December 31, 2018, of ￦1,100 per share, amounting to a total dividend of ￦269,659 million, was approved at the shareholders’ meeting on March 29, 2019.